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                                                                    Exhibit 10.1



                                                               EXECUTION VERSION


                                FOURTH AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT

         Fourth Amendment, dated as of June 15, 2003 (this "Amendment"), to the Loan and Security Agreement, dated as of July 23, 2001 (as previously amended, the "Loan Agreement"), by and among (i) the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are hereinafter referred to individually as a "Lender" and collectively as the "Lenders"), (ii) WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as the arranger and administrative agent for the Lenders ("Agent"), and (iii) SCB COMPUTER TECHNOLOGY, INC., a Tennessee corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are hereinafter referred to individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers").

         WHEREAS, the Parent and First Tennessee (as hereinafter defined) intend to enter into the First Tennessee Loan Agreement (as hereinafter defined), pursuant to which First Tennessee will make a term loan to the Parent in the principal amount of $6,500,000, the proceeds of which will be used to purchase certain equipment and software to be utilized in the Parent's performance of its obligations under a service agreement with IBM Corporation;

         WHEREAS, the Borrowers have requested that the Lenders (i) permit the Parent to incur the Indebtedness under the First Tennessee Loan Agreement, (ii) permit the Subsidiaries of the Parent to guarantee such Indebtedness, and (iii) permit the Parent to grant a lien on, and security interest in, certain collateral in accordance with the First Tennessee Loan Documents (as hereinafter defined), including, without limitation, the Equipment (as such term is defined in the First Tennessee Intercreditor Agreement) acquired with the proceeds of the term loan made by First Tennessee, together with the Servicing Fees and the Termination Fee payable under the IBM Contracts; and

         WHEREAS, the Agent and the Lenders are willing to enter into this Amendment in order to (i) permit the Indebtedness incurred by the Parent in accordance with the First Tennessee Loan Agreement, (ii) permit the Subsidiaries of the Parent to guarantee such Indebtedness, (iii) permit the Parent to grant a lien on, and security interest in, certain collateral in accordance with the First Tennessee Loan Documents (as hereinafter defined), including, without limitation, the Equipment (as such term is defined in the First Tennessee Intercreditor Agreement) acquired with the proceeds of the term loan made by First Tennessee, together with the Servicing Fees and the Termination Fee payable under the IBM Contracts, and (iv) amend certain other terms and conditions of the Loan Agreement, in each case subject to the terms and conditions set forth in this Amendment;


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         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

         1. Definitions in Amendment. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Loan Agreement.

         2. Definitions in the Loan Agreement. Section 1.1 of the Loan Agreement is hereby amended as follows:

                  (a) The definition of the term "Loan Documents" is hereby amended to read in its entirety as follows:

                  "Loan Documents" means this Agreement, the Cash Management Agreements, the Control Agreements, the Disbursement Letters, the Due Diligence Letters, the Fee Letter, the Guaranty, the Letters of Credit, the Letter of Credit Applications, L/C Undertakings, the Remtech Post-Closing Agreement, the Contribution Agreement, the Officers' Certificates, the Stock Pledge Agreement, the Trademark Security Agreement, the Guarantor Security Agreement, the Intercompany Subordination Agreement, the Remtech Subordination Agreement, the UCC Filing Authorization Letters, the Warrants, the Registration Rights Agreement, the First Tennessee Intercreditor Agreement, the Intercreditor Agreement, any note or notes executed by a Borrower in connection with this Agreement and payable to a member of the Lender Group, and any other agreement entered into, now or in the future, by any Borrower and the Lender Group in connection with this Agreement."

                  (b) The definition of the term "Material Contract" is hereby amended to read in its entirety as follows:

                  "Material Contract" means each of (a) the Honeywell Contract,
         (b) the State of Tennessee Contract, (c) the State of Kentucky Contract, (d) the Federal Express Contract, (e) the Remtech Purchase Agreement, (f) the First Tennessee Loan Documents and (g) the IBM Contracts."

                  (c) The definition of the term "Permitted Liens" is hereby amended to read in its entirety as follows:

                  "Permitted Liens" means (a) Liens held by Agent for the benefit of Agent and the Lenders, (b) Liens for unpaid taxes that either (i) are not yet delinquent, or (ii) do not constitute an Event of Default hereunder and are the subject of Permitted Protests, (c) Liens set forth on Schedule P-1, (d) the interests of lessors under operating leases, (e) purchase money Liens or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as such Lien attaches only to the asset purchased or acquired and the proceeds thereof, (f) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of Borrowers' business and not in connection with the borrowing of money, and which




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         Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (g) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance, (h) Liens or deposits to secure performance of bids, tenders, or leases incurred in the ordinary course of Borrowers' business and not in connection with the borrowing of money, (i) Liens granted as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of Borrowers' business, (j) Liens resulting from any judgment or award that is not an Event of Default hereunder, (k) with respect to any Real Property, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof by Borrowers, and (l) Liens created pursuant to the First Tennessee Loan Documents (as in effect on the date hereof) in favor of First Tennessee securing the Indebtedness permitted under clause (h) of Section 7.1 and subject to the terms of the First Tennessee Intercreditor Agreement, provided that any such Lien of First Tennessee in the Servicing Fee shall be junior and subordinate to the Lien of the Agent therein."

                  (d) The following definitions are hereby inserted, in appropriate alphabetical order:

                  "Customer Solutions Agreement" means that certain agreement dated December 24, 1999, as amended by the Statement of Work, entered into by and between SCB and IBM.

                  "First Tennessee" means First Tennessee Bank National Association, a national banking association having its principal place of business in Memphis, Tennessee.

                  "First Tennessee Intercreditor Agreement" means the Intercreditor Agreement, dated as of the date hereof, made by and between First Tennessee, State Bank, the Loan Parties and the Agent.

                  "First Tennessee Loan Agreement" means the Loan Agreement, dated as of the date hereof, made by and between First Tennessee and the Parent.

                  "First Tennessee Loan Documents" means the First Tennessee Loan Agreement and all other agreements, instruments and other documents executed or delivered in connection with the First Tennessee Loan Agreement.

                  "IBM" means International Business Machines Corporation.

                  "IBM Contracts" means the Customer Solutions Agreement and the Statement of Work, as amended, restated or supplemented from time to time.

                  "Servicing Fees" means all fees, payments or charges payable by IBM under the IBM Contacts prior to the termination thereof.



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                  "Statement of Work" means that certain agreement effective
         June 1, 2003, entered into by and between SCB and IBM amending the Customer Solutions Agreement and providing for payment of the Servicing Fees and the Termination Fee to SCB.

                  "Termination Fee" means that certain fee payable by IBM under the Customer Solutions Agreement, as amended by the Statement of Work, in the event of the termination of the Customer Solutions Agreement and Statement of Work, with or without cause as provided therein.

         3. Fourth Amendment Fee. Section 2.11 of the Loan Agreement is hereby amended by (a) deleting the word "and" at the end of clause (b) thereof, (b) deleting the period at the end of clause (c) thereof and substituting ", and" therefor, and (c) inserting a new clause (d) therein, to read as follows:

                  "(d) FOURTH AMENDMENT FEE. On the Fourth Amendment Effective Date and each anniversary of the Fourth Amendment Effective Date during the term of this Agreement or until the payment in full of all obligations of Parent under the First Tennessee Loan Documents, a non-refundable amendment fee in an amount equal to $45,000 on each such date."

         4. Indebtedness. Section 7.1 of the Loan Agreement is hereby amended by
(a) deleting the word "and" at the end of clause (f) thereof, (b) deleting the period at the end of clause (g) thereof and substituting "; and" therefor, and
(c) inserting a new clause (h) therein, to read as follows:

                  "(h) Indebtedness incurred by the Parent and the Guarantors (as such term is defined in the First Tennessee Loan Agreement) in accordance with the First Tennessee Loan Documents (as in effect on the date hereof), provided that (i) the aggregate principal amount of such Indebtedness outstanding at any time does not exceed $6,500,000, (ii) any of such Indebtedness that is repaid may not be reborrowed, and
         (iii) such Indebtedness and interest thereon shall only be repaid in accordance with the terms and conditions set forth in the First Tennessee Loan Documents (subject to the terms and conditions of the First Tennessee Intercreditor Agreement)."

         5. Additional Affirmative Covenant. Section 6.3 of the Loan Agreement is hereby amended by (a) deleting the word "and" at the end of clause (f) thereof, (b) redesignating existing clause (g) as new clause (h), and (c) inserting a new clause (g) therein, to read as follows:

                  "(g) written notice promptly, and in any event within five (5) Business Days upon any failure by IBM to make any payment of Servicing Fees, the Termination Fee or other amounts as and when due and payable pursuant to the any IBM Contract; and"


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         6. Additional Negative Covenants. Article 7 of the Loan Agreement is
hereby amended by adding new Section 7.25:

                  "7.25 AMENDMENT TO FIRST TENNESSEE LOAN DOCUMENTS. Amend, change, agree to any amendment or other change to, or waive any of its rights under, any First Tennessee Loan Document, unless any such change, amendment or waiver is otherwise permitted under the First Tennessee Intercreditor Agreement."

         7. Conditions Precedent. The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent (the first date upon which all such conditions shall have been fulfilled or waived being herein called the "Fourth Amendment Effective Date"):

                  (a) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Fourth Amendment Effective Date shall be correct in all material respects on and as of the Fourth Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the Fourth Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

                  (b) Delivery of Documents. The Agent shall have received on or before the Fourth Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Fourth Amendment Effective Date:

                           (i) counterparts of this Amendment which bear the
signatures of each Borrower, the Agent and each Lender;

                           (ii) a certificate of the chief executive officer or
the chief financial officer of the Parent, certifying that attached thereto are true, complete and correct copies of the First Tennessee Loan Documents and the IBM Contracts;

                           (iii) the First Tennessee Intercreditor Agreement,
duly executed by First Tennessee, State Bank, the Parent and the Agent; and

                           (iv) such other agreements, instruments, approvals,
opinions and other documents as Agent may reasonably request from the Borrowers.

                  (c) Proceedings. All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be satisfactory to the Agent and its counsel, and the Agent and such counsel shall have received from the Borrowers all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Agent or such counsel may reasonably request.



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                  (d) Lender Group Expenses. Borrowers shall have paid to Agent and each Lender, in immediately available funds, an amount equal to all Lender Group Expenses which were incurred by such Person in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

                  (e) Fourth Amendment Fee. The Borrowers shall have paid to the Agent, for the benefit of the Lender Group, in immediately available funds, the non-refundable amendment fee, fully earned and payable in accordance with
Section 3 of this Amendment, which fee may be charged to the Loan Account.

         8. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Lenders as follows:

                  (a) Each Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and (ii) has all requisite corporate power, authority and legal right to execute, deliver and perform this Amendment and the other agreements instruments and documents required to be delivered by it pursuant to Section 7 hereof (together with this Amendment, collectively the "Fourth Amendment Documents") and the First Tennessee Loan Documents to which it is a party, and to perform the Loan Agreement, as amended hereby.

                  (b) The execution, delivery and performance by the Borrowers of this Amendment and the other Fourth Amendment Documents and First Tennessee Loan Documents to which it is a party and the performance by the Borrowers of the Loan Agreement as amended hereby (i) have been duly authorized by all necessary corporate action, (ii) do not and will not violate or create a default under any Borrower's charter or by-laws, any applicable law or any contractual restriction binding on or otherwise affecting any Borrower or any Borrower's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any Borrower's property.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by any Borrower of this Amendment, any other Fourth Amendment Document or any First Tennessee Loan Document or the performance by any Borrower of the Loan Agreement, as amended hereby.

                  (d) Each of this Amendment, the other Fourth Amendment Documents, the First Tennessee Loan Documents and the Loan Agreement, as amended hereby, constitutes the legal, valid and binding obligations of each Borrower that is a party thereto, enforceable against each Borrower in accordance with their terms.

                  (e) The representations and warranties contained in Section 5 of the Loan Agreement are true and correct on and as of the Fourth Amendment Effective Date as though made on and as of the Fourth Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default has occurred and is continuing on and as of the Fourth Amendment Effective Date.



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                  (f) The Parent has delivered to Agent a true, complete and correct copy of the First Tennessee Loan Agreement, including all schedules and exhibits thereto, all other First Tennessee Loan Documents and the IBM Contracts. The First Tennessee Loan Documents and the IBM Contracts set forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby.

         9. Miscellaneous.

                  (a) Continued Effectiveness of the Loan Agreement. Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Fourth Amendment Effective Date (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to which any Borrower is a party to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of Agent or any Lender under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Document.

                  (b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, including by facsimile, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                  (c) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  (d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

                  (e) Costs and Expenses. The Borrowers jointly and severally agree to pay on demand all reasonable fees, costs and expenses of Agent and each Lender in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

                  (f) Amendment as Loan Document. Each Borrower hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement (i) if any representation or warranty made by a Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made or (ii) if Borrowers fail to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in this Amendment.



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                  (g) Waiver of Jury Trial. EACH BORROWER, THE AGENT AND THE
LENDERS HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.


                                     BORROWERS:

                                     SCB COMPUTER TECHNOLOGY, INC.,
                                     a Tennessee corporation

                                     By:      /s/ Michael J. Boling
                                         ---------------------------------------

                                      Title: Executive Vice President
                                             -----------------------------------

                                     SCB COMPUTER TECHNOLOGY OF ALABAMA, INC., an Alabama corporation

                                     By:      /s/ Michael J. Boling
                                         ---------------------------------------

                                      Title: Executive Vice President
                                             -----------------------------------

                                     PARTNERS RESOURCES INC.,
                                     an Arizona corporation

                                     By:      /s/ Michael J. Boling
                                         ---------------------------------------

                                      Title: Executive Vice President
                                             -----------------------------------

                                     REMTECH SERVICES, INC.,
                                     a Virginia corporation

                                     By:      /s/ Michael J. Boling
                                         ---------------------------------------

                                      Title: Executive Vice President
                                             -----------------------------------




                                     AGENT AND LENDER:

                                     WELLS FARGO FOOTHILL, INC.,
                                     a California corporation, as Agent and
                                     as a Lender

                                     By:      /s/ David Sanchez
                                        ----------------------------------------

                                     Title: Vice President





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